OPPENHEIMER INTERNATIONAL bOND FUND

Supplement dated October 1, 2010 to the

Prospectus dated January 28, 2010

This supplement amends the Prospectus of Oppenheimer International Bond Fund (the “Fund”) and is in addition to the supplement dated June 30, 2010.

Effective September 1, 2010, the first paragraph of the section titled "Advisory Fees" under the heading "How the Fund is Managed," on page 21, is replaced with the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, 0.50% of the next $4 billion, 0.48% of the next $10 billion, and 0.45% of average annual net assets over $15 billion. The Fund's management fee for the period ended September 30, 2009 was 0.51% of average annual net assets for each class of shares.

October 1, 2010                                                                           PS0880.038